Exhibit 99.02
Use of Non-GAAP Financial Measures
     In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), Cardinal Health, Inc.’s (the “Company’s”) earnings release contains non-GAAP financial measures. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures. Management encourages readers to rely upon the GAAP numbers, but includes the amounts that have been adjusted as a supplemental metric to assist readers. Definitions and calculations of the non-GAAP financial measures are included in the earnings release.
     Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items. The Company presents the non-GAAP financial measures “operating earnings, excluding special items,” “operating earnings growth rate, excluding special items,” and “operating margin (or operating earnings ratio to revenue), excluding special items.” The Company’s special items primarily consist of costs relating to the integration of previously-acquired companies, which may include employee-related costs, asset impairments and exit costs, debt issuance cost write-offs and integration costs, or costs of restructuring operations, which may include employee-related costs, facility exit costs and asset impairments. The Company also records as special items settlements of significant lawsuits and, from time to time, other material charges that are infrequent, non-recurring or unusual in nature, such as the costs related to settlement reserves and document preservation and production costs incurred in connection with the previously-disclosed Securities and Exchange Commission investigation and Audit Committee internal review and related matters. For further discussion of items classified as special items, see the notes to the financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.
     Management uses these non-GAAP measures to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.
     The limitation associated with using these non-GAAP measures is that the measures exclude items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using these non-GAAP measures in combination with operating earnings, operating earnings growth rate and operating margin (the most comparable GAAP measures) because the measures excluding special items do not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance.
     Operating margin, excluding special items and equity compensation. The Company presents the non-GAAP financial measure “operating margin, excluding special items and equity compensation.” See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. In addition, current period equity compensation expense primarily reflects the impact of adopting Statement of Financial Accounting Standards (“SFAS”) No. 123(R), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation. For the sake of comparability, management may evaluate Company performance excluding equity compensation.
     The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. Also, this measure does not take into account the accounting cost of employee stock options. This limitation is best addressed by using this non-GAAP measure in combination with operating margin (the most comparable GAAP measure) because operating margin, excluding special items and equity compensation, does not reflect items that impact current period operating results and may be higher than GAAP operating margin. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance. In addition, management believes excluding the impact of equity compensation expense is useful because it allows investors to draw comparisons between operating results reported prior to the adoption of SFAS No. 123(R) and the current period, which may obscure underlying trends and make it difficult to give investors perspective on underlying business results.
     Earnings from continuing operations, excluding special items; earnings from continuing operations growth rate, excluding special items; and earnings from continuing operations ratio to revenue, excluding special items. The Company presents the non-GAAP financial measures “earnings from continuing operations, excluding special items,” “earnings from continuing operations growth rate, excluding special items,” and “earnings from continuing operations ratio to revenue, excluding special items.” See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses these non-GAAP measures to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.
     The limitation associated with using these non-GAAP measures is that these measures exclude items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using these non-GAAP measures in combination with earnings from continuing operations, earnings from continuing operations growth rate and earnings from continuing operations ratio to revenue (the most comparable GAAP measures) because the measures excluding special items do not reflect items that impact current period operating results and may be higher than the most comparable GAAP measure. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance.
     Diluted earnings per share, excluding special items. The Company presents the non-GAAP financial measure “diluted earnings per share, excluding special items.” See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses diluted earnings per share, excluding special items, to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business.
     The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded items include transactions that reflect cash costs to the Company. This limitation is best addressed by using this non-GAAP measure in combination with diluted earnings per share (the most comparable GAAP measures) because diluted earnings per share, excluding special items, does not reflect items that impact current period operating results and may be higher than GAAP diluted earnings per share. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance.
     Return on equity, excluding special items and equity compensation. The Company presents on a historical basis the non-GAAP financial measure “return on equity, excluding special items and equity compensation.” The Company has forecast return on equity, excluding special items. See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses these non-GAAP measures to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. In addition, current period equity compensation expense primarily reflects the impact of adopting SFAS No. 123(R). For the sake of comparability, management may evaluate Company performance excluding equity compensation.
     The limitation associated with using these non-GAAP measures is that these measures exclude items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. Also, return on equity, excluding special items and equity compensation, does not take into account the accounting cost of employee stock options. This limitation is best addressed by using these non-GAAP measures in combination with return on equity (the most comparable GAAP measures) because the measures excluding special items and equity compensation do not reflect items that impact current period operating results and may be higher than GAAP return on equity. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance. In addition, management believes excluding the impact of equity compensation expense is useful because it allows investors to draw comparisons between operating results reported prior to the adoption of SFAS No. 123(R) and the current period, which may obscure underlying trends and make it difficult to give investors perspective on underlying business results.
     Return on invested capital, excluding special items and equity compensation. The Company presents the non-GAAP financial measure “return on invested capital, excluding special items and equity compensation.” See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses this non-GAAP measure to evaluate the Company’s performance. As the Company’s core business is providing health care products and services to the healthcare industry, management finds it useful to use financial measures that do not include charges and gains associated with restructuring, merger-related activity and litigation. While these special items may be recurring, management believes that these items are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, that may obscure the trends and financial performance of the Company’s core business. In addition, current period equity compensation expense primarily reflects the impact of adopting SFAS No. 123(R). For the sake of comparability, management may evaluate Company performance excluding equity compensation.
     The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. Also, this measure does not take into account the accounting cost of employee stock options. This limitation is best addressed by using this non-GAAP measure in combination with return on invested capital (the most comparable GAAP measures) because return on invested capital, excluding special items and equity compensation, does not reflect items that impact current period operating results and may be higher than GAAP return on invested capital. Management believes that investors may find it useful to evaluate the components of special items separately and in the aggregate when reviewing the Company’s performance. In addition, management believes excluding the impact of equity compensation expense is useful because it allows investors to draw comparisons between operating results reported prior to the adoption of SFAS No. 123(R) and the current period, which may obscure underlying trends and make it difficult to give investors perspective on underlying business results.
     Effective tax rate from continuing operations, excluding special items and equity compensation. The Company presents the non-GAAP financial measure “effective tax rate from continuing operations, excluding special items and equity compensation.” See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification. Management uses effective tax rate from continuing operations, excluding special items and equity compensation, to evaluate the Company’s performance because special items and equity compensation are taxed differently than other items.
     The limitation associated with using this non-GAAP measure is that this measure excludes items that impact the Company’s current period operating results. In most cases, the excluded special items include transactions that reflect cash costs to the Company. Also, this measure does not take into account the accounting cost of employee stock options. This limitation is best addressed by using this non-GAAP measure in combination with effective tax rate from continuing operations (the most comparable GAAP measures) because effective tax rate from continuing operations, excluding special items and equity compensation, does not reflect items that impact current period operating results and may be lower or lower than GAAP effective tax rate from continuing operations. Management believes that investors may find this non-GAAP measure useful to evaluate the Company’s future performance because special items and equity compensation may have a different tax impact than other items.
     Net debt to capital. The Company also presents the non-GAAP financial measure “net debt to capital,” which is net debt divided by capital (net debt plus total shareholders’ equity). “Net debt,” also a non-GAAP financial measure, is debt (the most comparable GAAP measure, calculated as long-term obligations plus short-term borrowings) minus cash and equivalents and short-term investments available for sale. Management believes that net debt to capital is an important measure to monitor leverage and evaluate the balance sheet. With respect to net debt, cash and equivalents and short-term investments available for sale are subtracted from the GAAP measure because they could be used to reduce the Company’s debt obligations.
     The limitation associated with using net debt is that it subtracts cash and equivalents and short-term investments available for sale and therefore may imply that there is less Company debt than the most comparable GAAP measure indicates. This limitation is best addressed by using net debt in combination with debt because net debt may be significantly lower than the GAAP measure. Management believes that investors may find it useful to monitor leverage and evaluate the balance sheet.
     Tangible net worth. The Company presents the non-GAAP financial measure “tangible net worth,” which is total shareholders’ equity (the most comparable GAAP measure) minus goodwill and other intangibles, net. Management believes that tangible net worth is an important measure of liquidity. Goodwill and other intangibles are subtracted from the GAAP measure because they represent assets of the Company that can be harder to value. The limitation associated with using tangible net worth is that it excludes assets that still have considerable worth to the Company. This limitation is best addressed by using tangible net worth in combination with total shareholders’ equity. Management believes that investors may find tangible net worth useful to monitor liquidity.
     Earnings per share and earnings per share growth rate outlook. The Company has forecast fiscal year 2007 earnings per share and long-term earnings per share growth rate, excluding special items, impairment charges and non-recurring and other items. See the discussion of special items above under the heading “Operating earnings, excluding special items; operating earnings growth rate, excluding special items; and operating margin, excluding special items” for information regarding the components of the Company’s special items classification.
     The Company classifies certain asset impairments related to restructurings in special items, which are included in operating earnings within the consolidated statements of earnings. The Company presents asset impairments and gains and losses not eligible to be classified as special items within “impairment charges and other” within the consolidated statements of earnings. Within this category are asset impairments that have been incurred due to the Company’s restructuring programs and strategic planning efforts. For further discussion of items classified as impairment charges and other, see the notes to the financial statements contained in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q.
     In addition, the Company has identified items as non-recurring and other items. The Alaris inventory adjustment item identified as a non-recurring item relates to purchase accounting adjustments recorded during fiscal 2005 related to the Alaris business acquired in 2004. These adjustments included an inventory valuation adjustment to “fair value” and the adjusted, higher cost inventory being sold. The latex litigation item identified as a non-recurring item relates to charges taken during fiscal 2005 within the Medical Products and Services segment related to estimated remaining liabilities for outstanding latex litigation. The inventory adjustment—SKU rationalization item identified as a non-recurring item relates to inventory adjustments of certain health and beauty care products completed during fiscal 2005.
     The vendor credit adjustment item identified as “other” relates to a charge taken during the first quarter of fiscal 2006 after the Company discovered that it had inadvertently and erroneously failed to process credits owed to a vendor in prior years. After a thorough review, the Company determined that it had failed to process similar credits for a limited number of additional vendors. These processing failures, specific to a limited area of vendor credits, resulted from system programming, interface and data entry errors relating to these vendor credits which occurred over a period of years. The Company has recorded subsequent adjustments to the original vendor charge that are also identified as “other” items.
     The HIA repatriation tax provision item identified as “other” relates to a provision of the American Jobs Creation Act of 2004 (the “AJCA”) that created a temporary incentive for U.S. corporations to repatriate undistributed income earned abroad by providing an 85% dividends received deduction for certain dividends from controlled foreign corporations. During the fourth quarter of fiscal 2005, the Company determined that it would repatriate accumulated foreign earnings in fiscal 2006 pursuant to the repatriation provisions of the AJCA, and accordingly recorded a related tax liability as of June 30, 2005.
     It is difficult to include the impact of special items, impairment charges and non-recurring and other items in the Company’s earnings per share forecast because the Company cannot predict the amount and timing of such items and the associated charges or gains that will be taken. These items are also excluded because they may mask the underlying results and trends and make it difficult to give investors perspective on underlying business results.

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